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                           REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT, dated as of ________, 1999, between DANAHER CORPORATION, a Delaware corporation ("Parent"), on the one hand, and Kathryn C. Hach-Darrow (the "Stockholder"), on the other hand.

          WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of April 21, 1999 (the "Merger Agreement"), by and among Parent, H(2)O Acquisition Corp., a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of Parent, and Wilbur Corporation, a Delaware corporation (the "Company"), Merger Sub will merge (the "Merger") with and into the Company, and pursuant thereto shares of Common Stock, par value $1.00 per share, of the Company and shares of Class A Common Stock, par value $1.00 per share, of the Company will be converted into shares of Common Stock, par value $.01 per share, of Parent ("Common Stock"). Capitalized terms used herein but not otherwise defined herein shall have the same meaning as in the Merger Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          1. REGISTRABLE SECURITIES. As used herein, "Registrable Securities" shall mean: (A) the shares of Common Stock to be acquired by the Stockholder at the effective time of the Merger (the "Effective Time") pursuant to the Merger Agreement, and (B) any securities of Parent issued or issuable with respect to any Common Stock referred to in subdivision (A) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") and such securities shall have been disposed of in accordance with such registration statement,
(y) they shall have been transferred pursuant to Rule 144 or Rule 145 (or any successor provision) under the Securities Act or (z) they shall have ceased to be outstanding.

          2. REGISTRATION ON REQUEST. (a) REQUEST. During the period commencing on the Effective Time and ending on the first anniversary of the Effective Time (the "Registration Period"), the Stockholder shall have the right on one occasion upon written request (the "Request") to request that Parent effect the registration under the Securities Act of all or a part of the Registrable Securities then owned by the Stockholder (but in any event not less than an aggregate of 500,000 shares of Common Stock, as adjusted to reflect any stock splits, combinations of shares, reclassifications or comparable transactions, or such lesser number of shares as shall then constitute all of the Registrable Securities then owned by the Stockholder taking into account all Registrable Securities to be included in such registration). Upon receipt of any such Request, Parent will use all reasonable efforts (subject to Section 4(b)) to effect such registration of the Registrable Securities which Parent has been so requested to register in the Request within 60 days after delivery of the Registration Notice.


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          Parent may include in any such registration other securities for sale for its own account or for the account of any other Person; PROVIDED that, if the managing underwriter (if any)for the offering shall determine that the number of shares proposed to be offered in such offering would be reasonably likely to adversely affect such offering, then the securities to be sold by the Stockholder shall be included in such registration before any securities proposed to be sold for the account of Parent or any other Person.

          (b) REGISTRATION STATEMENT FORM. Parent shall effect any registration requested under this Section 2 by the filing of a registration statement on such form as Parent may determine; PROVIDED that Parent shall not be obligated to register any securities on a "shelf" registration statement pursuant to Rule 415 under the Securities Act (or any successor provisions of such Act) or otherwise to register securities on a continuous or delayed basis.

          (c) EXPENSES. The Stockholder shall bear all reasonably documented out-of-pocket expenses incurred in connection with any registration which may be requested under this Section 2, including all registration, filing and New York Stock Exchange, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all printing fees and expenses, messenger and delivery expenses, the fees and disbursements of counsel for the stockholder and the expenses of any special audits or "comfort" letters required by or incident to such performance and any fees, commissions, discounts and disbursements of underwriters. Parent shall bear the fees and expenses of Parent's counsel.

          (d) SELECTION OF UNDERWRITERS. The lead managing underwriter for any registration requested under this Section 2 effected by means of a firm commitment underwriting shall be selected by Parent, and shall be reasonably acceptable to the Stockholder.

          3. REGISTRATION PROCEDURES. If Parent is required to seek to effect the registration of Registrable Securities under the Securities Act as provided in Section 2, Parent will:

          (i) prepare and (within 30 days after the receipt of the Request) file with the SEC the requisite registration statement to effect such registration and use all reasonable efforts to cause such registration statement to become effective, provided that before filing such registration statement or any amendments thereto, Parent will furnish to the counsel selected by the Stockholder copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel before any such filing is made, and Parent will comply with any reasonable request made by such counsel to make changes in any information contained in such documents relating to the Stockholder;

          (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be reasonably necessary to maintain the effectiveness of such registration and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earliest of (A) the termination of this Agreement pursuant to Section 15, (B) such time as all of such securities have been disposed of and (C) the date which is 60 days after the date of initial effectiveness of such registration statement;


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          (iii)  furnish to the Stockholder such number of conformed copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statements and any supplements thereto and any other prospectus filed under Rule 424 under the Securities Act, and such other documents, including documents incorporated by reference, as the Stockholder may reasonably request;

          (iv) use all reasonable efforts to register or qualify all Registrable Securities registered pursuant to such registration statement under such other securities or blue sky laws of such jurisdictions as the Stockholder shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Stockholder to consummate the disposition in such jurisdictions of the securities owned by the Stockholder, except that Parent shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, to be subject to taxation or to consent to general service of process in any such jurisdiction;

          (v) use all reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Stockholder to consummate the disposition of such Registrable Securities;

          (vi) if such registration includes an underwritten public offering, furnish to the Stockholder a signed counterpart of (x) an opinion of counsel for Parent, dated the date of the closing under the underwriting agreement, and (y) a "comfort letter," dated the effective date of such registration statement (and a supplement to such "comfort letter" dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified Parent's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, as the Stockholder (or the underwriters, if any) may reasonably request;

          (vii) notify the Stockholder at any time when Parent is aware that a prospectus relating to Registrable Securities is required to be delivered under the Securities Act, promptly upon becoming aware of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Stockholder (and subject to Section 4(b)(ii)) as promptly as reasonably practicable prepare and furnish to


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     the Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

          (viii) otherwise use all reasonable efforts to comply with the Securities Act and the Exchange Act and with all applicable rules and regulations of the SEC, and not file any amendment or supplement to such registration statement or prospectus to which the Stockholder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act;

          (ix) provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement; and

          (x) use all reasonable efforts to list all Common Stock covered by such registration statement on any securities exchange on which any of the Common Stock is then listed.

          Parent may require the Stockholder to furnish Parent such information regarding the Stockholder and the distribution of such securities as Parent may from time to time reasonably request in writing for the purpose of registering the Registrable Securities pursuant to a Request hereunder.

          The Stockholder agrees by acquisition of the Registrable Securities that upon receipt of any notice from Parent of the happening of any event of the kind described in subdivision (vii) of this Section 3, the Stockholder will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this Section 3 and, if so directed by Parent, will deliver to Parent (at Parent's expense) all copies then in the Stockholder's possession, other than permanent file copies, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. Any delay pursuant to this paragraph shall toll on a day for day basis the running of the 60 day period referred to in Section 3(ii) hereof.

          4. (a) REQUESTED UNDERWRITTEN OFFERINGS. If requested by the underwriters for any underwritten offering of Registrable Securities by the Stockholder under a registration requested pursuant to Section 2, Parent and the Stockholder will enter into a customary underwriting agreement with such underwriters for such offering, to contain such representations and warranties and such other terms as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 6.

          (b)    POSTPONEMENT.  (i) [RESERVED]


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          (ii)    Parent may postpone any registration which is requested
pursuant to Section 2 or delivery of a prospectus or supplement or amendment pursuant to Section 3(vii) if it determines that in view of the advisability of deferring public disclosure of material corporate developments or other information, the disclosures required to be made pursuant thereto would not be in the best interests of Parent at that time. In the event Parent makes any such election, the Stockholder agrees to keep confidential the fact of such election and any information provided by Parent in connection therewith. No single postponement pursuant to this Section 4(b)(ii) of any registration which is requested pursuant to Section 2 or delivery of a prospectus or supplement or amendment pursuant to Section 3(vii) shall exceed 90 days and all such postponements shall not exceed 180 days in the aggregate.

          5. COVENANTS RELATING TO RULE 144/145. Parent will prepare and file in a timely manner, information, documents and reports in compliance with the Exchange Act so as to comply with the requirements of such Act and the rules and regulations thereunder. If at any time Parent is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, Parent at its expense will forthwith, upon the written request of the Stockholder, make available adequate current public information with respect to Parent within the meaning of paragraph (c)(2) of Rule 144 under the Securities Act.

          6. INDEMNIFICATION. (a) Indemnification by Parent. In the event of any registration of any Registrable Securities of Parent under the Securities Act, Parent will indemnify and hold harmless the Stockholder, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person who controls any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Stockholder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Parent will reimburse the Stockholder and each such underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceedings; PROVIDED that Parent shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Parent by the Stockholder for use in the preparation thereof, (ii) the use of any prospectus after such time as the obligation of Parent to keep the same effective and current has expired, or (iii) the use of any prospectus after such time as Parent has advised the Stockholder that the filing of a post-effective amendment or supplement thereto is required, except such prospectus as so amended or supplemented, and PROVIDED FURTHER that Parent shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who


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controls such underwriter within the meaning of the Securities Act in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of the matters described in (i), (ii) or (iii) above or such Person's failure to send or give a copy of the final prospectus or supplement to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Stockholder or any such underwriter or controlling person and shall survive the transfer of such securities by the Stockholder.

          (b) INDEMNIFICATION BY THE STOCKHOLDER. Parent may require, as a condition to including any Registrable Securities of the Stockholder in any registration statement filed pursuant to Section 2, that Parent shall have received an undertaking reasonably satisfactory to it from the Stockholder to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 6) Parent, each director and officer of Parent, and each other Person, if any, who controls Parent, within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Parent by the Stockholder for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement PROVIDED, HOWEVER, that the Stockholder shall not be liable to the extent that the losses, liabilities or expenses arise out of or are based upon (i) the use by Parent of any prospectus after such time as the obligation of Parent to keep the same effective and current has expired or
(ii) the use by Parent of any prospectus after such time as the Stockholder has advised Parent that the filing of a post-effective amendment or supplement thereto is required with respect to any information contained in such prospectus concerning the Stockholder, except such prospectus as so amended or supplemented. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Parent, or any such director, officer, or controlling person and shall survive the transfer of such securities by the Stockholder.

          (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, PROVIDED that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party


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shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.

          (d) CONTRIBUTION. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the expense, loss, damage or liability, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in the proportion as is appropriate to reflect not only the relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

          7. NOTICES, ETC. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), when delivered by telecopy if receipt is confirmed by return telecopy, or five days after being mailed by registered or certified mail, return receipt requested, in each case to the applicable addresses set forth below:

          If to Parent:


          with a copy to:

          Wachtell, Lipton, Rosen & Katz
          51 W. 52nd Street
          New York, New York  10019
          Attention:  Trevor S. Norwitz, Esq.
          Telecopy:  (212) 403-2000

          If to the Stockholder:


          with a copy to:


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          or to such other address as such party shall have designated by notice so given to each other party.

          8. AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, supplemented, waived or otherwise modified except by an instrument in writing signed by the party against whom enforcement is sought. The failure of any party to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

          9. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

          10. SEVERABILITY. If any term of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law.

          11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns; PROVIDED that neither the rights nor the obligations of any party may be assigned or delegated without the prior written consent of the other parties.

          12. GOVERNING LAW. This Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

          13. NAME, CAPTIONS. The name assigned this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof.

          14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

          15. TERMINATION. This Agreement shall terminate and be of no further force and effect upon the later of the expiration of the Registration Period and the tenth day after effectiveness of the registration statement filed pursuant to the Request made during the Registration Period; PROVIDED that, notwithstanding this Section 15, the provisions of Section 6 shall survive the termination of this Agreement.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of


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the date first above written.

                                   DANAHER CORPORATION.

                                   By: _____________________________
                                        Name:
                                        Title:


                                   ---------------------------------
                                   Name:  Kathryn C. Hach-Darrow


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